                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ----------------



                                    EXHIBITS

                                       TO

                                    FORM 8-K




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                 SEQUENTIALLY
EXHIBIT                                                                          NUMBERED
NUMBER               EXHIBITS                                                    PAGE
------               --------                                                    ------------
1                    November Performance Summary                                     06

2                    Series 1993G1 Class A and Class B Certificate-
                     holder's Statements for the month of November 1996               08

3                    Series 1993G3 Class A and Class B Certificate-
                     holder's Statements for the month of November 1996               10

4                    Series 1993G4 Class A and Class B Certificate-
                     holder's Statements for the month of November 1996               12

5                    Series 1994G2 Class A and Class B Certificate-
                     holder's Statements for the month of November 1996               14

6                    Series 1994G3 Class A and Class B Certificate-
                     holder's Statements for the month of November 1996               16

7                    Series 1994G4 Class A and Class B Certificate-
                     holder's Statements for the month of November 1996               18

8                    Series 1994-A Certificateholder's Statement for
                     the month of November 1996                                       20

9                    Series 1995-1 Class A and Class B Certificate-
                     holder's Statements for the month of November 1996               21

10                   Series 1995-2 Class A and Class B Certificate-
                     holder's Statements for the month of November 1996.              23

11                   Series 1995-3 Class A and Class B Certificate-
                     holder's Statements for the month of November 1996.              25

12                   Series 1995-4 Class A and Class B Certificate-
                     holder's Statements for the month of November 1996.              27

13                   Series 1996-1 Class A and Class B Certificate-
                     holder's Statements for the month of November 1996.              29

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD :  NOVEMBER 1996

Beginning of the Month Principal Receivables :                                                          10,633,257,755.85
                                                                                                    ----------------------
Beginning of the Month Finance Charge Receivables :                                                        292,212,630.94
                                                                                                    ----------------------
Beginning of the Month Discounted Receivables :                                                                      0.00
                                                                                                    ----------------------
Beginning of the Month Total Receivables :                                                              10,925,470,386.79
                                                                                                    ----------------------

Removed Principal Receivables :                                                                                      0.00
                                                                                                    ----------------------
Removed Finance Charge Receivables :                                                                                 0.00
                                                                                                    ----------------------
Removed Total Receivables :                                                                                          0.00
                                                                                                    ----------------------

Additional Principal Receivables :                                                                       1,708,912,957.93
                                                                                                    ----------------------
Additional Finance Charge Receivables :                                                                    102,332,322.09
                                                                                                    ----------------------
Additional Total Receivables :                                                                           1,811,245,280.02
                                                                                                    ----------------------

Discounted Receivables Generated this Period                                                                         0.00
                                                                                                    ----------------------

End of the Month Principal Receivables :                                                                10,544,159,195.15
                                                                                                    ----------------------
End of the Month Finance Charge Receivables :                                                              295,240,989.84
                                                                                                    ----------------------
End of the Month Discounted Receivables :                                                                            0.00
                                                                                                    ----------------------
End of the Month Total Receivables :                                                                    10,839,400,184.99
                                                                                                    ----------------------

Excess Funding Account Balance                                                                                       0.00
                                                                                                    ----------------------
Invested Amount of all Master Trust Series                                                               7,870,067,012.58
                                                                                                    ----------------------

End of the Month Seller Percentage                                                                             25.360886%
                                                                                                    ----------------------
CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD :  NOVEMBER 1996                                                  ACCOUNTS                RECEIVABLES
                                                                                ----------              -------------
End of the Month Delinquencies :
   30 - 59 Days Delinquent                                                            127,051              217,308,368.59
                                                                             -----------------      ----------------------
   60 - 89 Days Delinquent                                                             65,652              125,999,736.41
                                                                             -----------------      ----------------------
   90 + Days Delinquent                                                               160,343              302,306,834.43
                                                                             -----------------      ----------------------

   Total 30 + Days Delinquent                                                         353,046              645,614,939.43
                                                                             -----------------      ----------------------

   Delinquencies 30 + Days as a Percent of End of the
     Month Total Receivables                                                                                        5.96%
                                                                                                    ----------------------

Defaulted Accounts During the Month                                                    28,697               50,135,134.15
                                                                             -----------------      ----------------------

Annualized Default Rate as a Percent of Beginning of the
  Month Principal Receivables                                                                                       5.66%
                                                                                                    ----------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD :  NOVEMBER 1996                                                 COLLECTIONS                   PERCENTAGES
                                                                               -------------                 -------------
Total Collections and Gross Payment Rate                                       951,314,652.20                       8.71%
                                                                             -----------------            ----------------

Collections of Principal Receivables and Principal Payment Rate                783,825,010.07                       7.37%
                                                                             -----------------            ----------------

   Prior Month Billed Finance Charge and Fees                                  150,545,784.66
                                                                             -----------------
   Amortized AMF Income                                                          9,815,106.84
                                                                             -----------------
   Interchange Collected                                                         7,345,689.49
                                                                             -----------------
   Recoveries of Charged Off Accounts                                            1,894,370.70
                                                                             -----------------
   Collections of Discounted Receivables                                                 0.00
                                                                             -----------------

Collections of Finance Charge Receivables and Annualized Yield                 169,600,951.69                      19.14%
                                                                             -----------------            ----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD :  NOVEMBER 1996

Beginning Unamortized AMF Balance                                                                           19,695,214.18
                                                                                                          ----------------
 + AMF Slug for Added Accounts                                                  38,182,872.09
                                                                             -----------------
 + AMF Collections                                                               7,703,797.28
                                                                             -----------------
 - Amortized AMF Income                                                          9,815,106.84
                                                                             -----------------
Ending Unamortized AMF Balance                                                                              55,766,776.71
                                                                                                         -----------------


                                       CAPITAL ONE BANK
                                       as Servicer


                                       By :      /s/ John Schmohl
                                               ---------------------
                                       Name :    John Schmohl
                                       Title :   Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 1996, and with respect to the performance of the Trust during the month November, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount                                                                              4.3333333333
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.3333333333
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                              ----------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount.                                                                             4.5000000000
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                                4.5000000000
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                              ----------------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

                                       CAPITAL ONE BANK
                                       as Servicer

                                       By :      /s/ John Schmohl
                                                 --------------------
                                       Name :    John Schmohl
                                       Title :   Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 1996, and with respect to the performance of the Trust during the month November, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


  A)  Information Regarding Distributions to the Class A Certificateholders
  (Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount                                                                           1004.0416666667
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.0416666667
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                              1000.0000000000
                                                                                                              ----------------------

  B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-3 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

  C)  Information Regarding Distributions to the Class B Certificateholders
  (Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount.                                                                             4.3750000000
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                                4.3750000000
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                              ----------------------

  D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-3 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

                                      CAPITAL ONE BANK
                                      as Servicer

                                      By :     /s/ John Schmohl
                                               --------------------
                                      Name :   John Schmohl
                                      Title :  Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 1996, and with respect to the performance of the Trust during the month November, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount                                                                              4.8437500000
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.8437500000
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                              ----------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount.                                                                             4.8333332967
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                                4.8333332967
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                              ----------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

                                       CAPITAL ONE BANK
                                       as Servicer

                                       By :      /s/ John Schmohl
                                                 -------------------
                                       Name :    John Schmohl
                                       Title :   Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 1996, and with respect to the performance of the Trust during the month November, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount                                                                              4.7662500000
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.7662500000
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                              ----------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount.                                                                             5.7916666667
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                                5.7916666667
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                              ----------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                47,848,091
                                                                                                              ----------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      47,848,091
                                                                                                              ----------------------

                                       CAPITAL ONE BANK
                                       as Servicer

                                       By :      /s/ John Schmohl
                                                 --------------------
                                       Name :    John Schmohl
                                       Title :   Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 1996, and with respect to the performance of the Trust during the month November, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount                                                                              4.8006944336
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.8006944336
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                              ----------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1994-3 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount.                                                                             6.1250001228
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                                6.1250001228
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                              ----------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                54,303,682
                                                                                                              ----------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      54,303,682
                                                                                                              ----------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 1996, and with respect to the performance of the Trust during the month November, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount                                                                              5.6666666600
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                                 5.6666666600
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                              ----------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount.                                                                             5.9166666667
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                                5.9166666667
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                              ----------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                59,880,240
                                                                                                              ----------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      59,880,224
                                                                                                              ----------------------

                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-A

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 1996, and with respect to the performance of the Trust during the month November, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


1)  The total amount of the distribution to Investor Certificateholders of 1994-A on the
Payment Date is                                                                                                      338.1143713666
                                                                                                              ----------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of principal
on the Investor Certificate is                                                                                       333.3333333333
                                                                                                              ----------------------

3)  The amount of the distribution set forth in  paragrah 1 above in respect of interest
on the Investor Certificates                                                                                           4.7810380333
                                                                                                              ----------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 1996, and with respect to the performance of the Trust during the month November, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount                                                                              4.7920833333
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.7920833333
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                              ----------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount.                                                                             4.8868055556
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                                4.8868055556
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                              ----------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-1 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                99,000,000
                                                                                                              ----------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on
such Distribution Date, will be equal to                                                                                 99,000,000
                                                                                                              ----------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 1996, and with respect to the performance of the Trust during the month November, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount                                                                              4.7231944333
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.7231944333
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                              ----------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996                          47.2319443333
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates                                                                                      47.2319443333
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates                                                                                       0.0000000000
                                                                                                              ----------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996                         472.3194433333
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates                                                                                     472.3194433333
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates                                                                                       0.0000000000
                                                                                                              ----------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-2 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount.                                                                             4.8179167179
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                                4.8179167179
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                              ----------------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-2 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                26,250,000
                                                                                                              ----------------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                              26,250,000
                                                                                                              ----------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 1996, and with respect to the performance of the Trust during the month November, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount                                                                              4.7576388929
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.7576388929
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                              ----------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount.                                                                             4.8523610989
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                                4.8523610989
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                              ----------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-3 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                73,500,000
                                                                                                              ----------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                              73,500,000
                                                                                                              ----------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-4

       Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 1996, and with respect to the performance of the Trust during the month November, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount                                                                              4.8533341667
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.8533341667
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                              ----------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount.                                                                             4.8006944615
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                                4.8006944615
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                              ----------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                              ----------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-4 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                              ----------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                52,500,000
                                                                                                              ----------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on
such Distribution Date, will be equal to                                                                                 52,500,000
                                                                                                              ----------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 1996, and with respect to the performance of the Trust during the month November, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

  A)  Information Regarding Distributions to the Class A Certificateholders
  (Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount                                                                              4.8394444379
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.8394444379
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                              ----------------------

  B)  Information Regarding Distributions to the Class A Certificateholders
  (Stated on the Basis of $10,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $10,000 Original Principal Amount                                                                            48.3944443787
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates                                                                                      48.3944443787
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates                                                                                       0.0000000000
                                                                                                              ----------------------

  C)  Information Regarding Distributions to the Class A Certificateholders
  (Stated on the Basis of $100,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on December 16, 1996
     per $100,000 Original Principal Amount                                                                          483.9444437870
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates                                                                                     483.9444437870
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates                                                                                       0.0000000000
                                                                                                              ----------------------

  D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                       0.0000000000
                                                                                                              ----------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                           0.0000000000
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date             0.0000000000
                                                                                                              ----------------------

  E)  Information Regarding Distributions to the Class B Certificateholders
  (Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on December 16, 1996
     per $1,000 Original Principal Amount.                                                                             4.8609722349
                                                                                                              ----------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                                4.8609722349
                                                                                                              ----------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                              ----------------------

  F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                       0.0000000000
                                                                                                              ----------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                         0.0000000000
                                                                                                              ----------------------

  3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                           0.0000000000
                                                                                                              ----------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-1 Investor Certificateholder's
     Investment)                                                                                                       0.0000000000
                                                                                                              ----------------------

  5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date             0.0000000000
                                                                                                              ----------------------

  G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
  giving effect to any withdrawal from the Collateral Account) was equal to                                              59,150,000
                                                                                                              ----------------------

  H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
  Distribution Date, will be equal to                                                                                    59,150,000
                                                                                                              ----------------------